Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Westlake Corporation (the "Company") on Form 10-Q for the fiscal quarter ended September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jean-Marc Gilson, President and Chief Executive Officer of the Company, and I, Jonathan Baksht, Senior Vice President and Chief Financial Officer of the Company, certify, to the best of our knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 4, 2026	/S/ JEAN-MARC GILSON
Jean-Marc Gilson
President, Chief Executive Officer and Director (Principal Executive Officer)

Date:	November 4, 2026	/S/ JONATHAN BAKSHT
Jonathan Baksht
Senior Vice President and Chief Financial Officer (Principal Financial Officer)